Supplement dated April 14, 2000
                    to Prospectus dated February 28, 2000
                            of ING Funds Trust

                        ING Large Cap Growth Fund
                        ING Growth & Income Fund
                        ING Mid Cap Growth Fund
                        ING Small Cap Growth Fund
                        ING Global Brand Names Fund
                        ING International Equity Fund
                        ING European Equity Fund
                        ING Tax Efficient Equity Fund
                        ING Tax Efficient Equity Value Fund
                        ING Focus Fund
                        ING Global Information Technology Fund
                        ING Global Communications Fund
                        ING Internet Fund
                        ING Internet Fund II
                        ING Balanced Fund
                        ING Emerging Markets Equity Fund
                        ING Global Real Estate Fund
                        ING Quality of Life Fund


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This Supplement replaces the Supplement dated February 28, 2000.

* ING Funds Trust is currently offering only thirteen of the eighteen funds listed in the Prospectus. These funds are: ING Large Cap Growth Fund, ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Global Brand Names Fund, ING International Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Focus Fund,
   ING Global Information Technology Fund, ING Global Communications Fund, ING Internet Fund and ING Emerging Markets Equity Fund. The ING Tax Efficient Equity Value Fund, ING Internet Fund II, ING Balanced Fund,
   ING Global Real Estate Fund and ING Quality of Life Fund, although listed in the Prospectus, are not being offered as of the date of this supplement.

*  The ING Internet Fund will be closed to new investors upon reaching
   $500 million of assets under management. At such point, existing shareholders will be permitted to continue to make additional investments in the Fund.

* The third paragraph under the sub-section entitled "Portfolio Managers" in the section of the Prospectus entitled "Management of the Funds" concerning the management of the ING Growth & Income Fund should be deleted and the following paragraph should be inserted as the third paragraph:

      ING Growth & Income Fund. Mr. Martin Jansen has primary responsibility for managing the Fund and heads a five-member team of investment professionals. Mr. Jansen has been employed by IIMA as an investment professional since 1997 and has 20 years of investment experience.

If you would like more information about ING Funds Trust call 877-INFO-ING or 877-463-6464.

                            ING-EQSUPP-00-2

                     Supplement dated April 14, 2000
               to the Statement of Additional Information
                         dated February 28, 2000
                            of ING Funds Trust



This Supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

On page 46, under "Description of Class C Shares," in the "Additional Purchase Information " section, add the following information after the "Waiver of Class C CDSL" discussion:

     Starpoint Program. IMFC and Starwood Preferred Guests are providing purchasers of Class C shares who purchase their shares directly through IFD the opportunity to earn Starpoints. Through July 15, 2000, one Starpoint will be earned for every $2 invested in Class C shares of the ING Funds and purchased directly through IFD. After July 15, 2000 new investments will receive one Starpoint for every $4 invested in Class C shares of the ING
Funds and purchased directly through IFD. The offer is valid only for new purchases of the Class C shares of ING Funds by individual, joint and custodial accounts. IRAs and other retirement accounts may not participate in this program. A valid Starwood Preferred Guest membership number must be provided at the time of the application. Starpoints received through this program reduce an investor's tax basis in his shares by 2 cents per Starpoint. IMFC or an affiliate thereof will purchase the Starpoints from Starwood Preferred Guest from its own resources and not from the resources of the Funds.

     To receive benefits under this program with respect to the earning and redemption of Starpoints associated with Starwood Preferred Guest, you must join or be a member of Starwood Preferred Guest and have paid for at least one night's lodging at a qualifying room rate with Starwood Hotel & Resorts. As stated above, a valid Starwood Preferred Guest Membership number must be provided at the time of application. All promotions associated with Starwood Preferred Guest are subject to the General Terms and Conditions of the Starwood Preferred Guest Program, which are subject to change.

                                  ING-SAISUPP-00-1